UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 14, 2018 (August 13, 2018)

Majesco

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 13, 2018, Majesco (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  A total of 36,631,715 shares of common stock constituting a quorum were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 25, 2018, are as follows:

Proposal 1. At the Annual Meeting, the terms of all eight (8) members of the Board of Directors expired. All of the eight (8) nominees for director were elected to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the eight (8) directors were as follows:

Directors	For	Withheld	Abstentions	Broker Non-Votes
Dr. Arun K. Maheshwari	31,481,087	55,089	73,961	2,193,999
Ketan Mehta	31,287,630	248,546	73,961	2,193,999
Earl Gallegos	31,522,546	13,630	73,961	2,193,999
Rajesh Hukku	31,522,846	12,880	74.411	2,193,999
Steven R. Isaac	31,514,699	21,477	73,961	2,193,999
Atul Kanagat	31,512,156	24,020	73,961	2,193,999
Sudhakar Ram	31,296,778	239,392	73,967	2,193,999
Robert P. Restrepo, Jr.	31,524,010	11,716	74,411	2,193,999

Proposal 2. At the Annual Meeting, the stockholders approved an increase in the number of shares authorized for issuance under the 2015 Plan by 2,000,000 shares to 5,877,263 shares from 3,877,263 shares. The result of the votes to approve the increase in the number of shares authorized for issuance under the 2015 Plan by 2,000,000 shares to 5,877,263 shares from 3,877,263 shares were as follows:

For	Against	Abstain	Broker Non-Votes
30,977,822	632,236	79	2,193,999

Proposal 3. At the Annual Meeting, the stockholders approved the appointment of MSPC Certified Public Accountants and Advisors, P.C. as the Company’s independent auditors for the fiscal year ending March 31, 2019. The result of the votes to approve MSPC Certified Public Accountants and Advisors, P.C. were as follows:

For	Against	Abstain	Broker Non-Votes
33,708,498	21,669	73,969	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco

	By:	/s/ Ketan Mehta
Ketan Mehta, President and Chief Executive Officer

Date: August 14, 2018